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                                                                   Exhibit 10.41


                                WARRANT AMENDMENT


         This SECOND WARRANT AMENDMENT AGREEMENT ("Agreement"), dated as of the date set forth below, by and between LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation ("LTC") and the holder (the "Warrant Holder") of the warrant (the "Warrant") set forth below.

                                    RECITALS

         WHEREAS, LTC and the Warrant Holder have entered into a Warrant Agreement relating to the warrants set forth below under the Warrant Holder's name (the "Warrants").

         WHEREAS, LTC and the Warrant Holder have entered into a Warrant Amendment Agreement pursuant to which the exercise price of the Warrants was reduced to $.15 and the vesting of the Warrant was accelerated in exchange for the consent of the holder of the Warrant to a new termination date for the Warrant of the earlier of the original termination date of the Warrant and the date 30 days prior to the closing of the merger between the Company and Ilion Technology Corporation ("Ilion"), formerly known as Pacific Lithium Limited, (the "Merger").

         WHEREAS, the Company has been unable to file a registration statement with the United States Securities and Exchange Commission (the "SEC") in order to allow the holder of the Company's warrants to have the ability to freely sell the underlying warrant shares (the "Selling Stockholder Registration Statement").

         WHEREAS, the Board of Directors of the Company has approved the extension of the termination date of all outstanding Company warrants as set forth below in order to give the Warrant Holders the ability to include the Warrant Shares in any Selling Stockholder Registration Statement filed with the SEC prior to the closing of the Merger.

         NOW, THEREFORE, in consideration of these premises and the mutual agreements contained in this Agreement, the Warrant Holder and LTC agree as follows:

1. The following provision of the Warrant is amended and restated as follows:

                  The Expiration Date of the Warrant is the earlier of (i) the date three business days prior to the closing of the Merger or
                  (ii) the original expiration date set forth in the Warrant, provided however, if there is no registration statement registering the underlying warrant shares effective within thirty days prior to the original Warrant Expiration Date, the original Warrant Expiration Date is extended to the date three business days prior to the closing of the Merger between Lithium Technology Corporation and Ilion Technology Corporation.

2. This Agreement and any controversy which might arise herefrom will in all respects be interpreted, enforced and governed by the laws of the State of Delaware.

3. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

4. In consideration of the extension of the Expiration Date of the Warrant the Warrant Holder hereby releases LTC and its directors, officers, employees, attorneys, agents and affiliates from any and all claims relating to the Warrant. In all other respects, the Warrant is affirmed in its entirety.

5. Each party hereto represents and warrants that it has carefully read this Agreement and knows the contents hereof and that it has signed this Agreement freely and voluntarily and that each party has obtained
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         independent counsel in reviewing this document and further acknowledges that the law firm of Gallagher, Briody & Butler has memorialized the within Agreement and has provided legal advice solely to LTC with respect to this Agreement.

6. The Warrant Holder was provided the opportunity to retain individual counsel, and has retained or waived the right to retain individual counsel to review this Agreement.

7. This Agreement may be amended only by a written agreement executed by or on behalf of each of the parties hereto.

8. Each party hereto represents and declares that each of the persons executing this Agreement on its behalf is and will be duly empowered and authorized to do so.



Dated:  _______________, 2001      LITHIUM TECHNOLOGY CORPORATION


                                      By: ___________________________________
                                      David J. Cade
                                      Chairman and Chief Executive Officer

                                            WARRANT HOLDER

                                   Signature: _______________________________

                                   Print name:_______________________________


                                   Mailing Address:__________________________

                                   __________________________________________

                                   __________________________________________

                                   Number of Warrants Held:__________________
                                   Number of Warrant shares to be included
                                   in the registration statement:____________

                                   Date:_____________________________________


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